UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10 THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

Prudential Retirement Services
30 Scranton Office Park
Scranton, PA 18507-1789

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW!

January 18, 2010

Dear Contractholder/Participant:

I am inviting you to vote on a proposal (the "Proposal") relating to the management and operation of The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11 (each, an "Account," and collectively, the "Accounts"). A special meeting of persons having voting rights with respect to each Account is scheduled for March 9, 2010 (the "Meeting"). This package contains information about the Proposal and includes materials you will need to vote.

The Committee of each Account has reviewed the Proposal and has recommended that the Proposal be presented to you for consideration. Although the Committee Members have determined that the Proposal is in your best interest, the final decision is yours.

To help you understand the Proposal, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of the Proposal.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•  By Internet. Have your proxy card available. Go to the web site listed on your proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Telephone. Have your proxy card available. Call the toll-free number listed on your proxy card. Enter the control number from your proxy card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. on the day prior to the Meeting.

•  In Person. By attending the meeting and voting your interest.

Thank you for your participation.

Sincerely,

Judy A. Rice
President

(This page intentionally left blank.)

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL

Please read the enclosed proxy statement for a complete description of the Proposal. However, as a quick reference, the following questions and answers provide a brief overview of the Proposal.

Q. What Proposal am I Being Asked to Vote on?

A. The purpose of the proxy is to ask you to elect a new Committee for each Account. All but one of the ten individuals nominated for election already serve as Committee Members for each Account. The Committee supervises and oversees the management and operations of each Account.

Q. Are you Recommending a New Committee for the Accounts?

A. Yes. The federal securities laws effectively require that at least 2/3 of the members of the Committee be elected by Account Contractholders/Participants. The last time that Account Contractholders/Participants were proxied to elect Committee members was in 2003. Since that time, as a result of retirements and subsequent appointments of new members, each Committee has approached its statutory limitation under the federal securities laws and can no longer appoint additional Committee members without a Contractholder/Participant vote.

Q. Will the Proposal Result in Higher Committee Member Fees to be Paid by the Accounts?

A. No. Under each Account's Management Agreement, the Account's Manager, Prudential Investments LLC, or its affiliates pay the fees and expenses for the Committee Members.

Q. How Many Votes do you Need to Approve this Proposal?

A. Nominees receiving the affirmative vote of a plurality of the votes cast will be elected, provided a quorum is present at the Meeting. In other words, the 10 individuals receiving the most votes will be elected.

Q. What if you do not have Enough Votes to make this Decision by the Scheduled Meeting Date?

A. If we do not receive sufficient votes to hold the Meeting, we or D.F. King & Co., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Contractholders/Participants should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the Proposal by the time of the meeting, the Meeting may be adjourned to permit further solicitation of proxy votes.

Q. Will the Proposed Change Result in Higher Management Fees?

A. No.

Q. Has the Committee of each Account Approved the Proposal?

A. Yes. Each Account's Committee has approved the Proposal and recommends that you vote to approve the proposal.

Q. How Many Votes am I Entitled to Cast?

A. You are entitled to one vote for each dollar in your individual accumulation account(s) in the Account as of the record date. The record date is December 23, 2009.

Q. How do I Vote?

A. You can vote by any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•  By Internet. Have your proxy card available. Go to the web site listed on your proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Telephone. Have your proxy card available. Call the toll-free number listed on your proxy card. Enter the control number from your proxy card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. on the day prior to the Meeting. You can vote by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope.

Q. How do I Sign the Proxy Card?

A. Individual Accounts: Each person should sign exactly as his or her name appears on the proxy card.

Joint Accounts: Both owners must sign and the signatures should conform exactly to the names shown on the proxy card.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

The attached proxy statement contains more detailed information about the Proposal. Please read it carefully.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

Prudential Retirement Services
30 Scranton Office Park
Scranton, PA 18507-1789

NOTICE OF SPECIAL MEETING
OF PERSONS HAVING VOTING RIGHTS
TO BE HELD ON
March 9, 2010

Dear Contractholder/Participant:

You are hereby notified that the above-listed Accounts will hold a Special Meeting of persons having voting rights with respect to the Account in the offices of The Prudential Insurance Company of America, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey on March 9, 2010 at 10:00 a.m. Eastern time for the purpose of considering and acting upon the following proposal: to elect 10 Committee Members for each Account. All but one of the ten individuals nominated for election already serve as Committee Members for each Account.

You are entitled to vote at the Meeting, and at any adjournments thereof, of the Account in which you had an interest at the close of business on December 23, 2009. If you attend the Meeting, you may vote your interest in person. If you have any questions before you vote, please call D.F. King & Co., Inc. at 1-800-431-9642 toll-free. They will be happy to help you understand the proposal and assist you in voting.

If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope or vote by internet or telephone.

By order of the Committees,

Deborah A. Docs
Secretary

Dated: January 18, 2010

One or more proxy cards are enclosed along with the proxy statement. Please vote today by signing and returning the proxy card(s) in the postage prepaid envelope provided. You can also vote through the internet or by telephone using the "CONTROL" number that appears on the proxy card and following the simple instructions. Each Committee recommends that you vote "FOR" the proposal.

(This page intentionally left blank.)

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

Prudential Retirement Services
30 Scranton Office Park
Scranton, PA 18507-1789

PROXY STATEMENT
Special Meeting of Persons Having Voting Rights
To Be Held on March 9, 2010

This proxy statement is being furnished to persons having voting rights with respect to The Prudential Variable Contract Account-10 ("VCA-10") and the Prudential Variable Contract Account-11 ("VCA-11")(each, an "Account," and collectively, the "Accounts") in connection with the solicitation by the Committee of each Account of proxies to be used at a joint Special Meeting (the "Meeting") of the Accounts to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on March 9, 2010, at 10:00 a.m., Eastern time, or any adjournment or adjournments thereof. This proxy statement is being first mailed to persons having voting rights on or about January 18, 2010 and is also available at www.prudential.com.

Each Account is a separate account of The Prudential Insurance Company of America ("Prudential Insurance") and is a registered, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Ownership interests in each Account are referred to as "Units," and the persons having voting rights with respect to each Account are "Contractholders/Participants." The Committee of each Account, which serves the same function as a mutual fund's board of directors, is referred to as the "Committee," and the individuals serving on the Committee are "Committee Members."

Prudential Investments LLC ("PI" or the "Manager"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as each Account's Manager under a management agreement with each Account (the "Management Agreement"). Investment sub-advisory services are provided to VCA-10 under a Subadvisory Agreement with Jennison Associates LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017. Investment sub-advisory services are provided to VCA-11 under a Subadvisory Agreement with Prudential Investment Management, Inc. ("PIM"), Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PI, Jennison, and PIM are wholly-owned indirect subsidiaries of Prudential Financial, Inc. ("Prudential"). Prudential Investment Management Services LLC ("PIMS" or the "Distributor"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the distributor of the contracts issued in connection with each Account. PIMS is also a wholly-owned indirect subsidiary of Prudential. As of September 30, 2009, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to certain closed-end investment companies, with aggregate assets of approximately $104.4 billion. Each Account has a Committee which, in addition to overseeing the actions of the Account's Manager and Subadviser, decides upon matters of general policy.

VOTING INFORMATION

Under most Section 403(b) plans, Participants have voting rights in each Account, and this proxy statement will be sent to them. Under some qualified plans, the Contractholder will have the voting rights. In general, for qualified plans with a trustee, we will send the proxy statement to the Contractholder so it can determine whether the plan provides for voting by the Contractholder or the Participants.

Voting rights are determined as of the close of business on the record date of December 23, 2009. The person having voting rights is entitled to the number of votes and fractions thereof equal to the number of dollars and fractions thereof in the individual accumulation account(s) in each Account. Prudential is entitled to vote any Units representing its own funds invested in the Account as of the record date. For each Account, Prudential will cast any votes based on any of its own funds in the same proportions as all other persons having voting rights represented at the Meeting in person or by proxy. For example, if 90% of votes received from persons having voting rights in a particular Account are in favor of the Proposal, Prudential will cast 90% of its votes in that Account in favor of the Proposal. The table below provides information regarding the outstanding voting rights as of the record date.

Account	Units Outstanding	Dollar Value of Units Outstanding
VCA-10	20,087,321	$182,757,928
VCA-11	14,839,129	49,901,249

The presence, in person or by proxy, of more than 35% of the votes which may be cast will constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Units present and entitled to vote at the Meeting in person or by proxy.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power), the Units represented thereby, with respect to matters to be determined by a plurality of the votes cast on such matters (including proposed adjournments on such matters), will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters.

The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Units will be voted FOR the Proposal.

If any nominee for the Committee should withdraw or otherwise become unavailable for election, your Units will be voted in favor of such other nominee or nominees as the Manager may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective your revocation must be received by the Account prior to the Meeting and must indicate your name and account number.

Contractholders/Participants may revoke their instructions, but to be effective, Prudential must receive written notice of the revocation prior to 6 p.m. on March 8, 2010. Alternatively, Contractholders/Participants may attend the Meeting and vote in person, in which case any prior instructions provided will be revoked.

This solicitation is being made by mail, but it also may be made by telephone or facsimile. Prudential will bear the cost of this solicitation, including the costs of any solicitation or other services furnished by D.F. King & Co.

Copies of each Account's most recent annual report, including financial statements, have previously been delivered to Contractholders/Participants. Persons having voting rights may obtain without charge additional copies of each Account's annual report by writing us at Prudential Retirement Services, 30 Scranton Office Park, Scranton, PA 18507-1789, or by calling 1-866-665-7684 (toll free).

Contractholders/Participants voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the Contractholder/Participant.

PROPOSAL

TO ELECT COMMITTEE MEMBERS

The current Committee of each Account has nominated the 10 individuals identified below for election to the Committee for each Account. Pertinent information about each nominee is set forth in the listing below. Each nominee has indicated a willingness to serve if elected. With the exception of nominee Scott E. Benjamin, each of the nominees currently serves as a Member of each Account's Committee, and serves as a director or trustee on all of the other mutual funds in the Prudential retail mutual fund complex.

Each Account currently has eleven Committee Members, one of whom is an "interested person" of Prudential or the Account under the federal securities laws ("Independent Committee Members") seven of whom have been previously elected by persons having voting rights. Two of the current Independent Committee Members, David E.A. Carson and Robert E. La Blanc, are currently scheduled to retire from each Committee. Scott E. Benjamin has been nominated for election as a Committee Member as an "interested person" of Prudential or the Account under the federal securities laws (an "Interested Committee Member").

The current Committee of each Account believes that, in order to assure the continuity and uninterrupted functioning of the Committee of each Account, and to allow each Committee to appoint new members in the future as circumstances and conditions may warrant, it is prudent and appropriate for Contractholders/Participants to elect a new Committee for each Account. By electing the nominees, the Committee of each Account will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the 1940 Act.

If elected, the nominees will hold office generally without limit except that (a) any Committee Member may resign; (b) any Committee Member may be removed by a vote of three-fifths of the Committee Members then in office; (c) any Committee Member may be removed by the holders of not less than two-thirds of the Account's outstanding capital stock; and (d) the retirement policy of the Account generally calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75. In the event of a vacancy on the Committee, the remaining Committee Members will fill such vacancy by appointing another Committee Member, so long as immediately after such appointment, at least two-thirds of the Committee Members have been elected by Contractholders/Participants.

None of the nominees are related to one another. None of the Independent Committee Members or persons nominated to become Independent Committee Members owns shares of Prudential or its affiliates.

The business experience and address of each nominee for Independent and Interested Committee Member, name, age, as well as information regarding their service on the boards of other mutual funds in the Prudential retail mutual fund complex, is as follows:

PROPOSED INDEPENDENT COMMITTEE MEMBER NOMINEES

Kevin J. Bannon (57) | Committee Member | Since 2008

Principal Occupation(s) During Past 5 Years: Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Number of Portfolios in Fund Complex† Oversee by Nominee: 62

Other Directorships Held by Nominee**: Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe (57) | Committee Member | Since 2005

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Number of Portfolios in Fund Complex† Oversee by Nominee: 62

Other Directorships Held by Nominee**: Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006), Director of Equity Residential (residential real estate) since December 2009.

Michael S. Hyland (64) | Committee Member | Since 2008

Principal Occupation(s) During Past 5 Years: Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

Number of Portfolios in Fund Complex† Oversee by Nominee: 62

Other Directorships Held by Nominee**: None

Douglas H. McCorkindale (70) | Committee Member | Since 2003

Principal Occupation(s) During Past 5 Years: Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Number of Portfolios in Fund Complex† Oversee by Nominee: 62

Other Directorships Held by Nominee**: Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (67) | Committee Member | Since 2008

Principal Occupation(s) During Past 5 Years: Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

Number of Portfolios in Fund Complex† Oversee by Nominee: 62

Other Directorships Held by Nominee**: None

Richard A. Redeker (66) | Committee Member | Since 2003

Principal Occupation(s) During Past 5 Years: Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).

Number of Portfolios in Fund Complex† Oversee by Nominee: 62

Other Directorships Held by Nominee**: None

Robin B. Smith (70) | Committee Member & Independent Chair | Independent Chair since 2003; Committee Member since 2003

Principal Occupation(s) During Past 5 Years: Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Number of Portfolios in Fund Complex† Oversee by Nominee: 62

Other Directorships Held by Nominee**: Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (66) | Committee Member | Since 2003

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

Number of Portfolios in Fund Complex† Oversee by Nominee: 62

Other Directorships Held by Nominee**: None

Judy A. Rice (61) | Committee Member & President | Committee Member Since 2003; President Since 2003

Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST. Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Number of Portfolios in Fund Complex† Oversee by Nominee: 62

Other Directorships Held by Nominee**: None

Scott E. Benjamin (36) | Vice President | Since 2009

Principal Occupation(s) During Past 5 Years: Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Number of Portfolios in Fund Complex† Oversee by Nominee: None

Other Directorships Held by Nominee**: None

*  The address of each Nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

**  Includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

†  The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include the JennisonDryden Mutual Funds, Target Mutual Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Prudential Series Fund, Advanced Series Trust, and Prudential's Gibraltar Fund, Inc.

Information with respect to each of the officers of the Accounts is set forth in Exhibit A attached.

The following tables set forth the dollar range of the investment of each nominee in the Account as of December 31, 2009. The tables also include the aggregate dollar range of securities held by each nominee in all funds in the Prudential fund complex overseen by that nominee as of December 31, 2008.

NOMINEE SHARE OWNERSHIP TABLE — INDEPENDENT
COMMITTEE MEMBERS

Name of Nominee	Dollar Range of Investment in Account	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Nominee in Family of Investment Companies
Linda W. Bynoe	None	Over $100,000
Douglas H. McCorkindale	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Kevin J. Bannon	None	Over $100,000
Michael S. Hyland	None	Over $100,000
Stephen P. Munn	None	Over $100,000

NOMINEE SHARE OWNERSHIP TABLE — INTERESTED
COMMITTEE MEMBERS

Name of Nominee	Dollar Range of Investment in Account	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Nominee in Family of Investment Companies
Judy A. Rice	None	Over $100,000
Scott E. Benjamin	None	Over $100,000

None of the nominees for Independent Committee Member, or any member of his or her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Account or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Account as of December 23, 2009.

The following table sets forth information about the aggregate compensation paid by the Account for the most recently completed fiscal year and by the Prudential fund complex for the calendar year ended December 31, 2008 to each of the nominees for his or her services. Aggregate compensation numbers shown are for the calendar year ended December 31, 2008, the last full calendar year for which aggregate compensation numbers are available. We do not expect any material difference in the aggregate compensation numbers for the calendar year ended December 31, 2009.

COMPENSATION PAID TO INDEPENDENT COMMITTEE MEMBER NOMINEES

Name of Person, Position(1)	Aggregate Compensation from the Account	Pension or Retirement Benefits Accrued as Part of Account Expenses	Estimated Annual Benefits Upon Retirement	Total 2008 Compensation From Account and Fund Complex Paid to Nominees
Linda W. Bynoe	None*	None	None	$187,500 (36/62)(3)
Douglas H. McCorkindale(2)	None*	None	None	$179,000 (36/62)(3)
Richard A. Redeker	None*	None	None	$190,000 (36/62)(3)
Robin B. Smith(2)	None*	None	None	$202,500 (36/62)(3)
Stephen G. Stoneburn	None*	None	None	$179,000 (36/62)(3)
Kevin J. Bannon	None*	None	None	$90,000 (36/62)(3)
Michael S. Hyland	None*	None	None	$89,000 (36/62)(3)
Stephen P. Munn	None*	None	None	$90,000 (36/62)(3)

*  Pursuant to a Management Agreement with each Account, the Manager pays all compensation of Officers and employees of the Account as well as the fees and expenses of all Independent as well as Interested Committee Members. The Manager pays each Independent Committee Member annual compensation in addition to certain out-of-pocket expenses.

(1)  Interested Committee Members do not receive any compensation from the Account or the fund complex.

(2)  Although this column shows the total amount paid to Committee Members from the PI-managed funds during the most recently completed calendar year, such compensation was deferred at the request of certain Committee Members, in total, or in part, under the Fund's deferred fee agreement. The losses in 2008 on amounts deferred through the end of the most recently completed calendar year amounted to $293,639, $1,042,213, $1,555,430 and $315,562 for Ms. Bynoe, Mr. McCorkindale, Ms. Smith and Mr. Stoneburn, respectively.

(3)  Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.

The Committee of each Account met 6 times during the twelve months ended December 31, 2009. It is expected that the Committee Members will meet at least four times a year at regularly scheduled meetings. Each incumbent Committee Member attended each of these meetings, except Messrs. Bannon and La Blanc, and Ms. Bynoe and Ms. Rice, who attended 5 meetings.

The Committee of each Account is currently composed of ten Independent Committee Members and one Interested Committee Member. The Chairwoman of each Committee is Robin Smith, who is an Independent Committee Member. Two Independent Committee Members, David E.A. Carson and Robert E. La Blanc, have announced their intention to retire at the end of 2009, and therefore, are not nominated for election. If all of the individuals nominated for election are elected by Contractholders/Participants, the Committee of each Account will be comprised of eight Independent Committee Members and two Interested Committee Members.

STANDING COMMITTEES

Audit Committee. Each Account has an Audit Committee, which is composed entirely of Independent Committee Members, and normally meets four times a year, or as required, in conjunction with the meetings of the Committee of each Account. The Audit Committee consists of Messrs. Munn (Chair), Bannon, Ms. Bynoe and Ms. Smith (ex-officio). The Audit Committee met 4 times for the fiscal year ended December 31, 2009.

The Committee of each Account has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Committee in overseeing the Account's independent registered public accounting firm, accounting policies and procedures and other areas relating to the Account(s)' auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Account.

The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Account. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee charter is attached as Exhibit B.

The firm of KPMG LLP, 345 Park Avenue, New York, New York 10154 is the independent registered public accounting firm for each Account. Each Account's Audit Committee recommended, and the Committee of each Account (including a majority of the Independent Committee Members) approved, the selection of KPMG as each Account's independent accountant for the Account's current fiscal year. Representatives of KPMG are not expected to be present at the Meeting, however, they will have the opportunity to make a statement if they so desire but will not be available during the meeting to respond to appropriate questions.

Investment Committees. The JennisonDryden Investment Committee reviews the performance of each Account whose subadvisers are affiliates of the Manager, which includes both VCA-10 and VCA-11. The Investment Committee meets at least four times per year and reports the results of its review to the full Committee of each Account at each regularly scheduled Committee meeting. Every Independent Committee Member sits on the Investment Committee. In addition, Ms. Rice, an Interested Committee Member, sits on the Investment Committee.

The JennisonDryden Investment Committee consists of Mses. Bynoe (Chair) and Rice and Messrs. Carson, Bannon and Munn. The JennisonDryden Investment Committee met 4 times for the fiscal year ended December 31, 2009.

Nominating & Governance Committee. Each Account has a Nominating and Governance Committee, which is composed entirely of Independent Committee Members. The Nominating and Governance Committee is responsible for nominating Committee Members and making recommendations to the Committee concerning Committee composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. McCorkindale, Mr. Stoneburn, Mr. Hyland, and Ms. Smith (ex-officio). The Committee of each Account has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the federal securities laws. The Nominating and Governance Committee met 3 times during the fiscal year ended December 31, 2009. The Nominating and Governance Committee charter is attached as Exhibit C.

Selection of Committee Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Committee Members at such times as it considers electing new members to the Committee of each Account. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Committee Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the federal securities laws; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Committee. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Committee based on whether the nominee is recommended by a person with voting rights.

A person having voting rights who wishes to recommend a Committee member for nomination should submit his or her recommendation in writing to the Chair of the Committee (Ms. Smith) or the Chair of the Nominating and Governance Committee (Mr. Redeker), in either case in care of the specified Account(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the federal securities laws; any other information that the Account would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Account Units held by such person and the period for which the Units have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

A person having voting rights should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of each Account's Manager) would be deemed an "interested person" under the federal securities laws. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Accounts' outside legal counsel may cause a person to be deemed an "interested person." Before the Nominating and Governance Committee decides to nominate an individual to the Committee, Nominating and Governance Committee members and other Committee Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Audit Fees

In accordance with Independence Standards Board No. 1, KPMG, each Account's independent accountant for the fiscal years ended December 31, 2008 and December 31, 2007, has confirmed to the Audit Committee that they are independent with respect to the Account. KPMG has confirmed the following information:

•  Audit Fees: The aggregate fees billed by KPMG for professional services rendered for the audit of each Account's annual financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 was $18,370, and $17,481, respectively, for VCA-10, and $16,745 and $15,935, respectively, for VCA-11.

•  Audit-related Fees: None

•  Tax Fees: None

•  Financial Information Systems Design and Implementation Fees: None

•  All Other Fees: None

Required Vote

For each Account, nominees receiving the affirmative vote of a plurality of the votes cast will be elected, provided a quorum is present at the Meeting. A vote "FOR" the Proposal is a vote for each of the 10 nominees listed above.

THE COMMITTEE FOR EACH ACCOUNT, INCLUDING THE INDEPENDENT COMMITTEE MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER THE PROPOSAL.

SUBMISSION OF PROPOSALS

Any Contractholder/Participant who wishes to submit a proposal to be considered at the Account's next meeting of persons having voting rights with respect to the Account should send the proposal to the Account at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Committee makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

Each Account is not required, and does not intend, to hold annual meetings of Contractholders/Participants other than as required under its governing documents, the federal securities laws, or other applicable law, or if otherwise deemed advisable by the Committee.

Proposals that are submitted in a timely manner will not necessarily be included in each Account's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Contractholders/Participants arise, management will vote the proxies according to their best judgment in the interest of the relevant Account.

Deborah A. Docs
Secretary

January 18, 2010

It is important that you execute and return ALL of your proxies promptly.

Exhibit A

OFFICER INFORMATION

Kathryn L. Quirk* (56) | Chief Legal Officer | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs* (51) | Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain* (51) | Assistant Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo* (35) | Assistant Secretary | Since 2005

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz* (38) | Assistant Secretary | Since 2006

Principal Occupation(s) During Past 5 Years: Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Andrew R. French* (46) | Assistant Secretary | Since 2006

Principal Occupation(s) During Past 5 Years: Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

A-1

Grace C. Torres* (50) | Treasurer and Principal Financial & Accounting Officer | Since 1996

Principal Occupation(s) During Past 5 Years: Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam* (46) | Assistant Treasurer | Since 2006

Principal Occupation(s) During Past 5 Years: Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella* (51) | Assistant Treasurer | Since 2007

Principal Occupation(s) During Past 5 Years: Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Timothy J. Knierim* (50) | Chief Compliance Officer | Since 2007

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson* (51) | Deputy Chief Compliance Officer | Since 2007

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson* (47) | Deputy Chief Compliance Officer | Since 2008

Principal Occupation(s) During Past 5 Years: Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Noreen M. Fierro* (45) | Anti-Money Laundering Compliance Officer | Since 2006

Principal Occupation(s) During Past 5 Years: Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

*  The address for each officer is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

A-2

Exhibit B

AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE

CHARTER

I.  Qualifications for Membership on the Audit Committee

The Audit Committee of each Fund shall consist of a minimum of three Directors of the Fund, appointed by the Board of Directors of the Fund:

(a)  no member shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act) and each member shall meet any applicable independence requirements of any national securities exchange or market quotation system on which Fund shares are or become listed or quoted;

(b)  no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof);

(c)  at the time of his or her appointment to the Audit Committee, each member shall be financially literate as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d)  at least one member must have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Board of Directors shall determine annually (i) if simultaneous service on the audit committees of more than three public companies by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee and (ii) whether any member of the Audit Committee is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.

II.  Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)  to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting;

(b)  to oversee the integrity of the Fund's financial statements and the independent audit thereof;

(c)  to oversee, or as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

(d)  to approve the engagement of the Fund's independent registered public accounting firm ("independent accountants") and, in connection therewith and on an ongoing basis, to review and evaluate the qualifications, independence and performance of the Fund's independent accountants;

(e)  [Closed-end Funds only] to prepare an Audit Committee report as required by rules promulgated by the Securities and Exchange Commission to be included in the company annual proxy statement; and

(f)  to act as a liaison between the Fund's independent accountants and the full Board.

III.  Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants' responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) preparation, presentation and integrity of the Fund's financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) maintenance of procedures for the reporting to the Audit Committee of material findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to retain and terminate the Fund's independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the independent accountants.

The review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person's professional or expert competence; (3) a Board committee of which the Director is not a member; and (4) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund. "Management" means the Fund's investment adviser or administrator, acting through its officers and employees, not the Fund's officers as such.

IV.  Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)  to select or retain independent accountants to annually audit and provide their opinion on the Fund's financial statements, and recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

(b)  to terminate, as appropriate, the independent accountants;

(c)  to monitor the independence and capabilities of the independent accountants;

(d)  to review and approve the independent accountants' compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

(e)  to approve prior to appointment, the engagement of the independent accountant or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser (which throughout this Charter includes the Fund's subadviser(s), if any), administrator or any entity controlling, controlled by, or under common control with the investment adviser or the administrator (adviser/administrator affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

(f)  to discuss with management the independent accountants' proposals for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and to consider periodically whether to rotate the audit firm itself;

(g)  to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's independent accountants to provide any of the services described in the paragraph immediately above;

(h)  to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(i)  to consider whether the non-audit services provided by the Fund's independent accountants to the Fund, the Fund's investment adviser, administrator or any adviser/administrator affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants' independence;

(j)  to recommend to the Board of Directors the appointment of the Fund's principal accounting officer and principal financial officer;

(k)  to review the arrangements for and scope of the annual audit and any special audits;

(l)  to oversee the work of the Fund's independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements; and (ii) the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(m)  to review and discuss the Fund's annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund's semi-annual financial statements, with Fund management and the Fund's independent accountants, including reviewing the Fund's specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and to review the independent accountants' opinion on the Fund's financial statements;

(n)  to review, as appropriate and in consultation with management of the Fund and/or the independent accountants, reports or other communications submitted by the independent accountants, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund's critical accounting policies and practices), any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent accountants, any material problems or difficulties in conducting the audit or reaching an unqualified opinion on the financial statements, any significant disagreements with management and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund's accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

(o)  to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Fund's internal control over financial reporting;

(p)  to consider, in consultation with the independent accountants and management, the adequacy of the Fund's accounting and financial reporting policies and practices, their internal controls and procedures for financial reporting and the Fund's policies with respect to risk assessment and risk management;

(q)  to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund's investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

(r)  to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

(s)  to review, periodically, reports to the Audit Committee regarding findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers;

(t)  to investigate, or initiate an investigation, when the Committee deems it necessary, of reports of potential improprieties or improprieties in connection with the Fund's accounting or financial reporting Fund operations;

(u)  to meet periodically with management of the Fund (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of Fund management) to discuss any issues relating to the Fund's audited financial statements or otherwise arising from the Committee's functions;

(v)  to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

(w)  [Closed-end Funds only] to discuss, as appropriate, the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, if any;

(x)  at least annually, to obtain and review a report by the Fund's independent accountants describing: (i) such independent accountants' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) to assess the independence of the Fund's independent accountants, all relationships between the Fund's independent accountants and the Fund, the Fund's investment adviser, administrator and affiliates thereof;

(y)  to establish hiring policies and procedures for the Fund, its investment adviser or administrator relating to the hiring of employees or former employees of the Fund's independent accountants;

(z)  [Closed-end Funds only] to provide assistance to the Fund, if appropriate, in preparing any written affirmation or written certification required to be filed with any market quotation system or stock exchange on which Fund shares are or become quoted or listed;

(aa)  to report the Committee's activities and conclusions on a regular basis to the Board of Directors and to make such recommendations as the Committee deems necessary or appropriate;

(bb)  to annually review the adequacy of, and, as appropriate, implement changes to, its Charter;

(cc)  to evaluate annually the performance of the Audit Committee; and

(dd)  to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

To the extent permitted by a Fund's Articles of Incorporation/Declaration of Trust and bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit required by the Securities and Exchange Act of 1934 may not be delegated.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund's independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund, the authority to retain and compensate independent counsel and other advisers as the Committee deems necessary, and the appropriate resources, as the Committee deems necessary, to pay for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.  Meetings of the Audit Committee

The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund's independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's investment adviser or administrator and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

(This page intentionally left blank.)

Exhibit C

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

NOMINATING AND GOVERNANCE COMMITTEE

CHARTER

The responsibilities of the Nominating and Governance Committee of each Fund include:

•  Recommending to the Board of Directors of the Fund the slate of nominees for Independent Directors to be elected (including any Directors to be elected to fill vacancies). The Committee will evaluate candidates' qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 and the Rules, Regulations and Forms under the Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers.

•  Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates (Independent and Interested) whom the Committee anticipates recommending to the Board of Directors for service on the Board. The Committee will not consider any candidate for an Independent Director who (1) has served as an officer or director of the Fund's manager, investment adviser, principal underwriter or any affiliate thereof during the preceding five years, or (2) is a close family member of an employee, officer or interested Director of any Fund or its affiliates.

•  Reviewing the independence of Independent Directors then serving on the Fund Board. An otherwise Independent Director who served as an officer or director of the Fund's manager, investment adviser, principal underwriter or any affiliate thereof will not be deemed independent, unless five years have elapsed since he or she severed all such affiliations. No close family member of an employee, officer or interested Director of any Fund or its affiliates will be deemed independent. No person who receives, or who in the preceding five years has received, any consulting, advisory or similar fee from Prudential Investments or any affiliate thereof, will be deemed independent.

•  Recommending, as appropriate, to the Board the Independent Directors to be selected for membership on the various Board Committees.

•  Reviewing the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•  Reporting annually to the Board on whether the Audit Committee has at least one Audit Committee Financial Expert.

•  Assisting the Board Chair with the development of Board meeting agendas.

•  Reviewing each Director's beneficial investment in Fund shares. The Committee will encourage each Director to maintain, either directly, beneficially or through the deferred compensation plan, investments in the one or more Funds in the cluster that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds. Under ordinary circumstances, new Independent Directors will have two years to comply with this policy.

•  Being available to assist the Board of Directors in evaluating the quality of Director participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of responses to the annual Board Assessment Questionnaire. The Committee will review, with the Board Chair, the summary of responses to the Board Assessment Questionnaire and report those responses to the full Board. A Director automatically will be ineligible for re-nomination to the Board, and the Board will request his or her resignation, if for health or any other reason the individual fails to participate, over any eighteen-month period, in (1) three consecutive regularly scheduled in-person meetings of the Board or (2) four in-person meetings of the Board.

•  Recommending to the Board a successor to the Board Chair at the expiration of a term or when a vacancy occurs.

•  Developing an annual education calendar that details the topics to be addressed in the Board's quarterly education sessions. The educational calendar for a year will be presented to the full Board at its last quarterly meeting of the prior year. The Committee Chair, in consultation with the Board Chair, may make adjustments to the educational calendar during the year as appropriate due to industry or regulatory developments or other factors.

•  Annually monitoring the attendance by each Independent Director at educational seminars, conferences or similar meetings. The Board encourages each Independent Director to attend at least one such meeting per year. Any Director who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before incurring expenses in connection with that educational seminar, conference or meeting.

•  Developing and conducting orientation sessions for any new Independent Director before or shortly after the new Director joins the Board.

•  In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•  Reviewing, at least annually, the Board's adherence to industry "best practices."

•  Reviewing, at least annually, the performance of outside counsel to the Funds and of counsel to the Independent Directors, including fees and expenses.

•  Reviewing Director compliance with the policy encouraging Directors to provide, when feasible, at least six months' notice before resigning from the Board.

•  Reviewing Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•  Reviewing and making recommendations to the Board of Directors concerning Director compensation and expenses, including:

  –  annual Director fees;

  –  supplemental compensation for Committee service;

  –  supplemental compensation for serving as a Committee Chair;

  –  Board or Committee meeting attendance fees; and

  –  expense reimbursement.

•  Annually reviewing and, as appropriate, recommending changes to its Charter.

PROXY TABULATOR	VOTE TODAY BY MAIL BY RETURNING THE PROXY CARD
P.O. BOX 9112	IN THE ENCLOSED ENVELOPE
FARMINGDALE, NY 11735	BY TOUCH-T0NE TELEPHONE BY CALLING 1-888-221-0697, OR BY THE INTERNET BY LOGGING ON TO WWW.PROXYWEB.COM.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 10

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 11

PROXY FORM

VARIABLE CONTRACT ACCOUNT - 10

THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE OF THE ACCOUNT. The undersigned hereby appoints Jonathan D. Shain, Deborah A. Docs, Claudia DiGiacomo and Katherine Feld as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the Units of the Account held of record by the undersigned on December 23, 2009 at the Meeting to be held at 10:00 a.m. Eastern time on March 9, 2010 at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, NJ 10702, or any adjournment thereof.

THE UNITS REPRESENTED BY THE PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. THE PROXY WILL BE VOTED FOR THE NOMINEES IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT FOR DISCUSSION OF THE PROPOSAL. THE PROXY STATEMENT IS AVAILABLE AT WWW.PRUDENTIAL.COM.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

Date

(PLEASE SIGN IN THE BOX) Signature(s)(joint owners)

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY FORM

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR
NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

THE COMMITTEE RECOMMENDS A VOTE FOR ALL OF THE NOMINEES OF THE PROPOSAL.

	FOR	WITHHOLD

To elect as Committee Members the following 10 nominees:	all nominees	authority to
	listed	vote for all
(01) Douglas H. McCorkindale, (02) Linda W. Bynoe,	(except as	nominees
(03) Richard A. Redeker, (04) Robin B. Smith,	noted at	listed
(05) Stephen G. Stoneburn,	left)
(06) Judy A. Rice,
(07) Kevin J. Bannon, (08) Michael S. Hyland; (09) Stephen P. Munn (10) Scott E. Benjamin	☐	☐

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NUMBER ON THE LINE ABOVE.

NOTE: YOUR PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.

PLEASE BE SURE TO SIGN YOUR PROXY FORM ON THE REVERSE SIDE.